Table of Contents
  USAA Family of Funds                                             1
  Message from the President                                       2
  Investment Review                                                4
  Message from the Managers                                        5
  Financial Information:
    Portfolio of Investments                                       8
    Notes to Portfolio of Investments                             16
    Statement of Assets and Liabilities                           17
    Statement of Operations                                       18
    Statements of Changes in Net Assets                           19
    Notes to Financial Statements                                 20




Important Information
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Aggressive Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.


USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index(2)                         Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.



Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH ,CFA
 APPEARS HERE]


Over the past four years I have written many times of our grandchildren. As of December 4, 1998, we have five. Adam Roth Bethel was born to my daughter, Marnie, and her husband, Jeff, in Austin, Texas. The best news is that I think he's incredibly handsome and Jeff's mother thinks he looks like me. As do his four cousins, Adam has an InveStart(Registered Trademark)-type account that we've set up. His is in the USAA First Start Growth Fund. Adam is, of course, extremely bright. I am sure that in years to come he will enjoy learning about investments through the USAA First Start Program.

Adam's cousins' accounts with us are in four other USAA funds. The oldest of these accounts is now over four years old and belongs to Karl Joseph Marbach. when I last checked, its balance was over $4,600. The account is in the Income Stock Fund and, thus, is subject to all the risks of stocks. Indeed, its value dropped last August when the stock market declined sharply. But it nevertheless demonstrates the positive aspects of this kind of investment plan.

My wife and I decided to help with our grandchildren's education. Our monthly contributions have been the main driver behind Karl's account and those of his cousins. There will no doubt be future market declines, as there wil be market advances. And Karl's parents no doubt add to this fund on occasion. But the key thing is that we are providing a systematic plan of adding to this investment for Karl's higher education. I'll bet such a plan will work for Adam as well.


Sincerely


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



Systematic investment plans do not assure a profit or protect against loss in declining markets.

The USAA Income Stock Fund's average annual total returns for the 1-, 5-, and 10-year periods ending January 31, 1999, were 10.68%, 15.31%, and 14.44%, respectively.

Past performance is no guarantee of future results; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.






Investment Review

USAA AGGRESSIVE GROWTH FUND

OBJECTIVE: Appreciation of capital.

TYPES OF INVESTMENTS: Equity securities of companies with prospects of rapidly growing earnings.


-------------------------------------------------------------------------------
                                            7/31/98              1/31/99
===============================================================================
  Net Assets                            $736.5 Million       $913.6 Million
  Net Asset Value Per Share                 $31.62               $34.03
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/99
===============================================================================
     7/31/98 to 1/31/99          1 Year           5 Years          10 Years
          27.42%(+)              34.93%            20.03%            15.66%
-------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund, the Russell 2000 Index, and the Lipper Small Cap Funds Average for the period of 01/31/89 through 01/31/99. The data points from the graph are as follows:


           USAA Aggressive          Russell 2000           Lipper Small
            Growth Fund                 Index           Cap Funds Average
          ----------------          -------------       ------------------

01/89           $10,000              $10,000                    $10,000
07/89            11,484               11,391                     11,609
01/90            10,264               10,157                     10,735
07/90            11,188               10,795                     12,052
01/91            11,218                9,772                     11,454
07/91            13,486               11,843                     13,806
01/92            16,425               14,148                     16,866
07/92            13,835               13,561                     15,445
01/93            15,689               16,022                     18,420
07/93            14,998               16,742                     18,995
01/94            17,199               19,001                     21,658
07/94            14,840               17,514                     19,675
01/95            16,259               17,859                     20,825
07/95            22,258               21,888                     26,358
01/96            25,023               23,208                     27,710
07/96            26,967               23,401                     28,777
01/97            30,606               27,606                     33,461
07/97            32,361               31,215                     37,263
01/98            31,754               32,595                     37,939
07/98            33,625               31,937                     38,379
01/99            42,845               32,704                     39,726

Data from 1/31/89 through 1/31/99


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund to the broad-based Russell 2000 (Registered Trademark) Index and the Lipper Small Cap Funds Average. The Russell 2000 (Registered Trademark) is a widely recognized unmanaged small cap index consisting of the 2,000 smallest companies within the Russell 3000 (Registered Trademark) Index. The Lipper Small Cap Funds Average is an average of all the small cap funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.





Message from the Managers

[PHOTOGRAPH OF PORTFOLIO MANAGERS:  ERIC M. EFRON, CFA AND JOHN K. CABELL, JR.,
 CFA APPEARS HERE]

MARKET CONDITIONS
During the six-month period ending January 31, 1999, investors in small cap equities, which constitute most of the assets in the Fund, experienced both the dark and the bright sides of volatility. The Russell 2000 (Registered Trademark) Index, perhaps the best known indicator of small cap stock performance, plummeted 19.5% in August, 1998. It then rallied 11.3% between September 1 and September 23. Between September 23 and October 8, it plunged another 15.7% before it hit bottom for the period. A hefty 37.7% rebound through January closed the index just below its semiannual peak level.

For the six month period, the Russell 2000 (Registered Trademark) Index eked out a modest 1.8% total return. This vastly underperformed the robust results of large cap stocks as represented by the following indices:


                  Dow Jones Industrial Average(1)     +5.4%
                  S&P 500(2)                         +14.2%
                  NASDAQ Composite(3)                +33.8%


This extended a trend set over the several previous years in which investors have overlooked the growth prospects and modest valuations of small cap stocks in favor of the liquidity and perceived safety of large cap equities.



(1) The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks. Prepared and published by Dow Jones & C0.
(2) The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.
(3) NYSE Composite Index - market value-weighted index which relate all NYSE stocks to an aggregate market value as of December 31, 1965, adjusted for capitalization changes. The base value of the Index is $50 and point changes are expressed in dollars and cents.

PERFORMANCE
Although past performance is no guarantee of future results, your Fund's total return was 27.4% for the six months ended January 31, 1999. We are pleased that we were able to overcome the relative weakness of the small cap investment environment and outperformed the Lipper Small Cap Funds Average and most major stock market indices, with the exception of the NASDAQ, by a wide margin.

PORTFOLIO STRATEGY
We remain steadfast in our commitment to growth as the primary builder and determinant of value. Because there appears to be a positive correlation between growth rates and stock price appreciation over the longer term, we believe that companies with the greatest growth potential represent the most attractive investment opportunities. Likewise, we continue to believe that well-managed smaller companies represent appropriate vehicles through which to pursue rapid growth. Because they are relatively unencumbered by legacy products and infrastructures, innovative and smaller young companies often have better flexibility to rapidly seize upon the commercial opportunities brought about by ongoing societal and economic change.

The Fund has also continued to invest in large capitalization companies with rapid earnings growth potential. We believe there are many larger companies that have retained their vigor as they have grown and that remain suitable investment vehicles. Also, because their short-term price movements tend not to move in lockstep with those of smaller stocks, larger stocks also have the potential to contribute to more consistent portfolio returns for the Fund over time. With this in mind, we have dedicated a portion of the portfolio to large cap stocks such as:


- Intel                     - Microsoft                     - Cisco Systems
- Dell Computer             - Ascend Communications         - Home Depot
- Infinity Broadcasting     - Clear Channel Communications


Large cap stocks contributed significantly to the performance of the Fund in the August 1998-January 1999 period, helping it rise above the disfavor into which small cap stocks have fallen.

During the period under review, the Fund had significant investment positions in the following:

- Biotechnology (Immunex, Sepracor)             - Healthcare (Express Scripts)
- Telephone services (Metromedia Fiber Network) - Financial services (NCO Group)
- Retailing (Abercrombie & Fitch,               - Technology
  and 99(cent) Only Stores)

Within technology, the Fund has invested in a broad range of industries including communication equipment, semiconductors, semiconductor capital equipment, networking, computer software and services, and Internet (Network Solutions) services. The internet area, which has excellent growth prospects, has provided impressive returns over the past year and, in our opinion, has become very speculative. We have sold many of our internet holdings at significant profits in order to limit our exposure.


See page 8 for a complete listing of the Portfolio of Investments in Securities.

OUTLOOK
Over the past year or so, U.S. equity markets have passed through a gauntlet of economic and political crises in Asia and Russia and continued skirmishes in the Middle East. On the domestic front, we have experienced political scandals, hedge fund failures, as well as a punishing mid 1998 correction. Despite these ordeals, we think U.S. equities have performed very well because of moderate overall economic growth, low inflation and interest rates, and generally good corporate earnings. If, as we expect, these conditions persist into 1999, the environment would appear positive for stock market investments, particularly in the growth area.

We are also encouraged by the narrowing of the performance gap of small cap stocks relative to large cap equities over the past few months. Perhaps this spells the beginning of a reversal of the chronic underperformance that has afflicted small cap investors and portfolio managers for so long. Small cap stocks certainly appear to have the attractive growth and valuation characteristics to merit a return of investor confidence in them.

At the same time, we are mindful that the net asset value of the Fund has appreciated sharply since early October. Given the historical volatility of the Fund, we do not believe that such performance is sustainable indefinitely into the future. With the release of many companies' annual earnings results upon us, it would not be too surprising to see investors become nervous and stock prices briefly give back some of their recent gains in the months that lie ahead.

--------------------------------        ---------------------------------------
     TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
       (% OF NET ASSETS)                          (% OF NET ASSETS)
--------------------------------        ---------------------------------------

Network Solutions           3.1         Biotechnology                      7.4
Express Scripts             2.6         Internet Services                  7.1
Metromedia Fiber Network    2.3         Healthcare-Specialized Services    7.0
Dell Computer               2.1         Electronics-Semiconductors         6.9
Cisco Systems               2.0         Telephones                         6.6
3Com                        1.9         Retail-Specialty                   4.7
Microsoft                   1.8         Computer-Networking                4.6
Immunex                     1.7         Computer Software & Service        4.4
Med Immune                  1.6         Communication Equipment            4.1
Sepracor                    1.5         Equipment-Semiconductors           3.7
-------------------------------         ---------------------------------------

See page 8 for a complete listing of the Portfolio of Investments in Securities.



USAA AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)

                                                                       Market
   Number                                                               Value
  of Shares                     Security                                (000)
-----------------------------------------------------------------------------
                                 COMMON STOCKS (97.7%)
            Aerospace/Defense (2.6%)
  425,000   AAR Corp.                                                $  8,234
  170,000   Aviation Sales Co.*                                         7,650
  180,000   TriStar Aerospace Co.*                                      1,474
  200,000   Triumph Group, Inc.*                                        6,125
-----------------------------------------------------------------------------
                                                                       23,483
-----------------------------------------------------------------------------

            Air Freight (0.4%)
  130,000   Eagle USA Airfreight, Inc.*                                 3,746
-----------------------------------------------------------------------------

            Airlines (0.8%)
  100,000   Atlantic Coast Airlines, Inc.*                              3,038
  155,000   Midwest Express Holdings, Inc.*                             4,514
-----------------------------------------------------------------------------
                                                                        7,552
-----------------------------------------------------------------------------

            Banks - Major Regional (1.1%)
  100,000   Bank United Corp. "A"                                       4,000
  150,000   Columbia Banking Systems, Inc.*                             2,550
  130,000   Hamilton Bancorp, Inc.*                                     3,396
-----------------------------------------------------------------------------
                                                                        9,946
-----------------------------------------------------------------------------

            Beverages - Alcoholic (1.1%)
  100,000   Beringer Wine Estates Holdings, Inc. "B"*                   4,500
  100,000   Golden State Vintners, Inc.*                                1,494
  100,000   Robert Mondavi Corp. "A"*                                   3,975
-----------------------------------------------------------------------------
                                                                        9,969
-----------------------------------------------------------------------------

            Biotechnology (7.4%)
  100,000   Centocor, Inc.*                                             4,206
  120,000   Genzyme Corp.*                                              6,540
  100,000   IDEC Pharmaceuticals Corp.*                                 5,050
  100,000   Immunex Corp.*                                             15,613
  300,000   Med Immune, Inc.*                                          14,850
   53,000   SangStat Medical Corp.*                                     1,462
  120,000   Sepracor, Inc.*                                            13,770
  255,000   Techne Corp.*                                               6,439
-----------------------------------------------------------------------------
                                                                       67,930
-----------------------------------------------------------------------------

            Broadcasting - Radio & TV (2.8%)
  210,000   Clear Channel Communications, Inc.*                        12,994
  162,700   Cumulus Media, Inc. "A"*                                    2,766
   66,900   Entercom Communications Corp.*                              1,505
   83,100   Gray Communications Systems, Inc. "B"                       1,153
  118,100   Infinity Broadcasting Corp.*                                3,270
   85,800   Univision Communications, Inc. "A"*                         3,850
-----------------------------------------------------------------------------
                                                                       25,538
-----------------------------------------------------------------------------

            Building Material Group (0.4%)
   90,000   Fastenal Co.                                                3,471
-----------------------------------------------------------------------------

            Communication Equipment (4.1%)
  127,800   Advanced Fibre Communications, Inc.*                        1,510
  300,000   Brightpoint, Inc.*                                          5,250
   36,000   CIENA Corp.*                                                  727
  152,000   Datum, Inc.*                                                1,235
  161,805   Digital Microwave Corp.*                                    1,537
  242,900   Harmonic Lightwaves, Inc.*                                  5,951
  102,100   JDS Fitel, Inc.*                                            4,565
  207,000   Ortel Corp.*                                                2,225
  200,000   P-Com, Inc.*                                                2,025
  228,200   Pairgain Technologies, Inc.*                                2,439
  143,450   REMEC, Inc.*                                                2,869
  186,900   Spectrian Corp.*                                            3,084
  108,300   Terayon Communication Systems, Inc.*                        4,386
-----------------------------------------------------------------------------
                                                                       37,803
-----------------------------------------------------------------------------

            Computer - Hardware (2.9%)
  192,800   Dell Computer Corp.*                                       19,280
  263,600   Sandisk Corp.*                                              7,611
-----------------------------------------------------------------------------
                                                                       26,891
-----------------------------------------------------------------------------

            Computer - Networking (4.6%)
  378,250   3Com Corp.*                                                17,778
  166,500   Cisco Systems, Inc.*                                       18,575
  168,800   FORE Systems, Inc.*                                         2,838
  159,600   Xylan Corp.*                                                3,232
-----------------------------------------------------------------------------
                                                                       42,423
-----------------------------------------------------------------------------

            Computer - Peripherals (0.9%)
  283,600   HMT Technology Corp.*                                       3,067
  286,700   Read-Rite Corp.*                                            4,784
-----------------------------------------------------------------------------
                                                                        7,851
-----------------------------------------------------------------------------

            Computer Software & Service (4.4%)
  101,700   CBT Group Public Ltd. Co.*                                  1,818
   60,700   Deltek Systems, Inc.*                                       1,093
  173,600   DSET Corp.*                                                 3,168
  163,200   Macrovision Corp.*                                          5,059
   96,400   Microsoft Corp.*                                           16,870
   66,800   Microstrategy, Inc.*                                        1,937
  100,000   PLATINUM Technology International, Inc.*                    1,325
  206,500   Rational Software Corp.*                                    6,827
   87,300   Saville Systems plc*                                        1,910
  112,800   Softworks, Inc.*                                              677
-----------------------------------------------------------------------------
                                                                       40,684
-----------------------------------------------------------------------------

            Distributions - Food/Health (0.4%)
  130,000   United Natural Foods, Inc.*                                 3,591
-----------------------------------------------------------------------------

            Drugs (1.8%)
  160,000   Elan Corp. plc ADR*                                        10,800
  130,000   Jones Pharma, Inc.*                                         4,144
   60,000   Roberts Pharmaceutical Corp.*                               1,170
-----------------------------------------------------------------------------
                                                                       16,114
-----------------------------------------------------------------------------

            Electronics - Semiconductors (6.9%)
  149,200   Applied Micro Circuits Corp.*                               6,266
  201,700   Genesis Microchip, Inc.*                                    6,631
   81,900   Intel Corp.                                                11,543
  103,500   Lattice Semiconductor Corp.*                                5,667
  151,500   MIPS Technologies, Inc.*                                    5,927
  140,400   MMC Networks, Inc.*                                         2,115
   71,200   Rambus, Inc.*                                               5,349
  195,100   TranSwitch Corp.*                                           7,658
  118,600   Triquint Semiconductor, Inc.*                               2,876
  179,000   Vitesse Semiconductor Corp.*                                9,252
-----------------------------------------------------------------------------
                                                                       63,284
-----------------------------------------------------------------------------

            Engineering & Construction (0.1%)
   35,800   Quanta Services, Inc.*                                      1,007
-----------------------------------------------------------------------------

            Equipment - Semiconductors (3.7%)
  171,600   Brooks Automation, Inc.*                                    4,129
  135,000   Cerprobe Corp.*                                             2,329
  196,100   CFM Technologies, Inc.*                                     2,231
  181,100   Cymer, Inc.*                                                5,320
  150,500   Electroglas, Inc.*                                          2,521
   80,000   Etec Systems, Inc.*                                         4,295
  244,900   Integrated Process Equipment Corp.*                         3,428
  111,400   Photronics, Inc.*                                           2,868
  113,700   PRI Automation, Inc.*                                       4,036
  147,300   Speedfam International, Inc.*                               3,075
-----------------------------------------------------------------------------
                                                                       34,232
-----------------------------------------------------------------------------

            Finance - Consumer (0.7%)
  193,300   NCO Group, Inc.*                                            6,814
-----------------------------------------------------------------------------

            Finance - Diversified (0.4%)
  120,000   Heller Financial, Inc. "A"                                  3,285
-----------------------------------------------------------------------------

            Foods (1.4%)
  150,000   American Italian Pasta Co. "A"*                             4,200
  100,000   Horizon Organic Holding Corp.*                              1,575
  190,000   Suiza Foods Corp.*                                          6,757
-----------------------------------------------------------------------------
                                                                       12,532
-----------------------------------------------------------------------------

            Healthcare - Diversified (1.1%)
  100,000   ICON plc ADR*                                               2,900
  131,200   PAREXEL International Corp.*                                3,411
  100,000   Professional Detailing, Inc.*                               3,400
-----------------------------------------------------------------------------
                                                                        9,711
-----------------------------------------------------------------------------

            Healthcare - Specialized Services (7.0%)
  355,000   Express Scripts, Inc. "A"*                                 23,341
  200,000   MedQuist, Inc.*                                             6,925
  330,000   Orthodontic Centers of America, Inc.*                       6,311
  140,000   Pediatrix Medical Group, Inc.*                              9,039
   80,000   QuadraMed Corp.*                                            2,270
  225,000   Renal Care Group, Inc.*                                     6,975
  150,000   Superior Consultant Holdings Corp.*                         6,244
  110,000   Total Renal Care Holdings, Inc.*                            2,564
-----------------------------------------------------------------------------
                                                                       63,669
-----------------------------------------------------------------------------

            Home Furnishings & Appliances (1.1%)
  220,000   Ethan Allen Interiors, Inc.                                10,505
-----------------------------------------------------------------------------

            Hospitals (0.2%)
  100,000   Province Healthcare Co.*                                    2,156
-----------------------------------------------------------------------------

            Insurance - Life/Health (0.1%)
   40,200   MONY Group, Inc.*                                           1,126
-----------------------------------------------------------------------------

            Internet Services (7.1%)
   84,600   24/7 Media, Inc.*                                           3,183
  181,200   Concentric Network Corp.*                                   7,882
  143,500   Digital River, Inc.*                                        8,144
   95,300   Entrust Technologies, Inc.*                                 3,359
   86,800   NetGravity, Inc.*                                           1,964
  118,900   Network Solutions, Inc. "A"*                               28,655
  196,800   Preview Travel, Inc.*                                       5,227
  199,400   USWeb Corp.*                                                6,082
-----------------------------------------------------------------------------
                                                                       64,496
-----------------------------------------------------------------------------

            Investment Banks / Brokerage (0.6%)
  120,000   Knight/Trimark Group, Inc.*                                 5,445
-----------------------------------------------------------------------------

            Lodging/Hotel (0.7%)
  110,000   Four Seasons Hotels, Inc.                                   3,438
  125,000   ResortQuest International, Inc.*                            2,820
-----------------------------------------------------------------------------
                                                                        6,258
-----------------------------------------------------------------------------

            Medical Products & Supplies (3.0%)
  130,000   Henry Schein, Inc.*                                         5,468
  109,600   Ocular Sciences, Inc.*                                      2,534
  200,000   Omnicare, Inc.                                              6,125
  238,050   Serologicals Corp.*                                         6,279
  250,000   Sybron Corp.*                                               6,750
-----------------------------------------------------------------------------
                                                                       27,156
-----------------------------------------------------------------------------

            Nursing Care (0.6%)
  125,000   Sunrise Assisted Living, Inc.*                              5,250
-----------------------------------------------------------------------------

            Oil & Gas - Drilling/Equipment (0.6%)
  100,000   Carbo Ceramics, Inc.                                        1,600
  200,000   Petroleum Geo-Services ADR*                                 2,700
  170,000   Varco International, Inc.*                                  1,243
-----------------------------------------------------------------------------
                                                                        5,543
-----------------------------------------------------------------------------

            Personal Care (1.1%)
  100,000   Estee Lauder Companies, Inc. "A"                            8,206
  130,000   Revlon, Inc. "A"*                                           2,137
-----------------------------------------------------------------------------
                                                                       10,343
-----------------------------------------------------------------------------

            Precious Metals & Mining (0.2%)
   75,000   Stillwater Mining Co.*                                      1,969
-----------------------------------------------------------------------------

            Railroads/Shipping (0.3%)
  100,000   MotivePower Industries, Inc.*                               3,131
-----------------------------------------------------------------------------

            Restaurants (1.2%)
   60,000   P. F. Chang's China Bistro, Inc.*                           1,215
  235,850   Papa John's International, Inc.*                            9,611
-----------------------------------------------------------------------------
                                                                       10,826
-----------------------------------------------------------------------------


            Retail - Building Supplies (1.4%)
  210,000   Home Depot, Inc.                                           12,679
-----------------------------------------------------------------------------

            Retail - Food (0.3%)
  120,000   Wild Oats Markets, Inc.*                                    2,887
-----------------------------------------------------------------------------

            Retail - General Merchandising (1.2%)
  255,000   Dollar Tree Stores, Inc.*                                  11,013
-----------------------------------------------------------------------------

            Retail - Specialty (4.7%)
  250,000   99 Cents Only Stores*                                      11,094
  130,000   Abercrombie & Fitch Co. "A"*                                9,945
  120,000   Cost Plus, Inc.*                                            4,260
   85,000   CSK Auto Corp.*                                             2,869
  130,000   Hibbett Sporting Goods, Inc.*                               2,308
  150,000   Party City Corp.*                                           2,700
  176,900   Rental Service Corp.*                                       4,301
   70,000   Restoration Hardware, Inc.*                                 1,439
  120,000   Williams-Sonoma, Inc.*                                      4,162
-----------------------------------------------------------------------------
                                                                       43,078
-----------------------------------------------------------------------------

            Retail - Specialty Apparel (0.3%)
  150,000   Delia's, Inc.*                                              2,475
-----------------------------------------------------------------------------

            Services - Commercial & Consumer (1.8%)
  100,000   Barra, Inc.*                                                2,138
  130,900   Carreker-Antinori, Inc.*                                      818
  300,000   MSC Industrial Direct Co. "A"*                              7,762
  320,000   Stewart Enterprises, Inc. "A"                               5,600
-----------------------------------------------------------------------------
                                                                       16,318
-----------------------------------------------------------------------------

            Services - Computer Systems (1.2%)
  146,600   Flextronics International Ltd.*                             6,212
   75,537   Sanmina Corp.*                                              5,004
-----------------------------------------------------------------------------
                                                                       11,216
-----------------------------------------------------------------------------

            Services - Data Processing (0.6%)
  126,100   Checkfree Holdings Corp.*                                   5,107
-----------------------------------------------------------------------------

            Telecommunications - Cellular/Wireless (1.4%)
  122,800   Crown Castle International Corp.*                           2,656
  114,500   IDT Corp.*                                                  1,775
  233,500   Microcell Telecommunications, Inc. "B"*                     1,861
  118,200   Omnipoint Corp.*                                            1,684
   92,300   Powertel, Inc.*                                             1,465
  114,000   Western Wireless Corp. "A"*                                 2,992
-----------------------------------------------------------------------------
                                                                       12,433
-----------------------------------------------------------------------------

            Telecommunications - Long Distance (2.3%)
   47,000   Global Crossing Ltd.*                                       2,485
  249,200   ITC DeltaCom, Inc.*                                         3,738
   63,600   IXC Communications, Inc.*                                   2,258
   53,000   Level 3 Communications, Inc.*                               2,776
   45,500   Pacific Gateway Exchange, Inc.*                             1,507
   58,000   Qwest Communications International, Inc.*                   3,476
   77,000   RSL Communications Ltd. "A"*                                1,973
  151,085   STAR Telecommunications, Inc.*                              2,021
  105,800   Startec Global Communications Corp.*                          893
-----------------------------------------------------------------------------
                                                                       21,127
-----------------------------------------------------------------------------

            Telephones (6.6%)
   36,200   Covad Communications Group, Inc.*                           1,910
  178,700   e.spire Communications, Inc.*                                 927
  135,900   Electric Lightwave, Inc. "A"*                               1,206
   93,600   Global TeleSystems Group, Inc.*                             5,862
  208,700   GST Telecommunications, Inc.*                               1,761
  151,500   Hyperion Telecommunications, Inc. "A"*                      2,007
   64,200   ICG Communications, Inc.*                                   1,208
   83,000   Intermedia Communications of Florida, Inc.*                 1,152
   46,100   McLeod, Inc.*                                               1,916
  458,000   Metromedia Fiber Network, Inc. "A"*                        20,982
  142,200   MetroNet Communications Corp. "B"*                          5,261
   87,700   NEXTLINK Communications, Inc. "A"*                          3,875
  281,900   Northeast Optic Network, Inc.*                              4,440
   96,600   Teligent, Inc. "A"*                                         3,381
   98,000   Winstar Communications, Inc.*                               4,208
-----------------------------------------------------------------------------
                                                                       60,096
-----------------------------------------------------------------------------

            Textiles - Apparel (1.3%)
  110,000   Columbia Sportswear Co.*                                    1,911
   80,000   North Face, Inc.*                                           1,105
  120,000   Tommy Hilfiger Corp.*                                       8,460
-----------------------------------------------------------------------------
                                                                       11,476
-----------------------------------------------------------------------------

            Truckers (0.8%)
  230,000   Coach USA, Inc.*                                            6,886
-----------------------------------------------------------------------------
            Total common stocks (cost: $544,071)                      892,521
-----------------------------------------------------------------------------

  Principal
   Amount
    (000)
  ---------


                         SHORT-TERM (1.1%)
            Commercial Paper
 $ 10,112   General Electric Capital Corp., 4.81%, 2/01/1999
              (cost: $10,109)                                         10,109
----------------------------------------------------------------------------
               Total investments (cost: $554,180)                   $902,630
============================================================================




USAA AGGRESSIVE GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 1999
(Unaudited)



GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 6.7% of net assets at January 31, 1999.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
* Non-income producing.


See accompanying notes to financial statements.





USAA AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 1999
(Unaudited)

ASSETS
   Investments in securities, at market value (identified cost of $554,180)        $902,630
   Cash                                                                                 157
   Receivables:
      Capital shares sold                                                               526
      Dividends                                                                          54
      Securities sold                                                                15,916
                                                                                   --------
         Total assets                                                               919,283
                                                                                   --------

LIABILITIES
   Securities purchased                                                               3,706
   Capital shares redeemed                                                            1,400
   USAA Investment Management Company                                                   274
   USAA Transfer Agency Company                                                         201
   Accounts payable and accrued expenses                                                110
                                                                                   --------
         Total liabilities                                                            5,691
                                                                                   --------
            Net assets applicable to capital shares outstanding                    $913,592
                                                                                   ========

REPRESENTED BY:
   Paid-in capital                                                                 $553,917
   Accumulated net investment loss                                                   (2,135)
   Accumulated net realized gain on investments                                      13,360
   Net unrealized appreciation of investments                                       348,450
                                                                                   --------
            Net assets applicable to capital shares outstanding                    $913,592
                                                                                   ========
   Capital shares outstanding                                                        26,843
                                                                                   ========
   Authorized shares of $.01 par value                                               55,000
                                                                                   ========
   Net asset value, redemption price, and offering price per share                 $  34.03
                                                                                   ========

See accompanying notes to financial statements.






USAA AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 1999
(Unaudited)



Net investment loss:
   Income:
      Dividends (net of foreign taxes withheld of $1)               $    231
      Interest                                                           358
                                                                    --------
         Total income                                                    589
                                                                    --------
   Expenses:
      Management fees                                                  1,376
      Transfer agent's fees                                            1,062
      Custodian's fees                                                    76
      Postage                                                            108
      Shareholder reporting fees                                          26
      Directors' fees                                                      2
      Registration fees                                                   52
      Professional fees                                                   16
      Other                                                                6
                                                                    --------
         Total expenses                                                2,724
                                                                    --------
            Net investment loss                                       (2,135)
Net realized and unrealized gain on investments:
   Net realized gain                                                  13,446
   Change in net unrealized appreciation/depreciation                186,427
                                                                    --------
            Net realized and unrealized gain                         199,873
                                                                    --------
Increase in net assets resulting from operations                    $197,738
                                                                    ========

See accompanying notes to financial statements.




USAA AGGRESSIVE GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 1999
and Year ended July 31, 1998
(Unaudited)





                                                                  1/31/99       7/31/98
---------------------------------------------------------------------------------------
From operations:
   Net investment loss                                          $  (2,135)     $  (2,882)
   Net realized gain on investments                                13,446        125,534
   Change in net unrealized appreciation/depreciation of
      investments                                                 186,427        (95,797)
                                                                ------------------------
      Increase in net assets resulting from operations            197,738         26,855
                                                                ------------------------
Distributions to shareholders from:
   Net realized gains                                             (91,694)       (54,316)
                                                                ------------------------
From capital share transactions:
   Proceeds from shares sold                                      162,001        221,629
   Shares issued for dividends reinvested                          90,619         51,253
   Cost of shares redeemed                                       (181,522)      (262,955)
                                                                ------------------------
      Increase in net assets from capital share transactions       71,098          9,927
                                                                ------------------------
Net increase (decrease) in net assets                             177,142        (17,534)
Net assets:
   Beginning of period                                            736,450        753,984
                                                                ------------------------
   End of period                                                 $913,592       $736,450
                                                                ========================
Undistributed net investment loss included in net assets:
   End of period                                                 $ (2,135)      $   -
                                                                ========================
Change in shares outstanding:
   Shares sold                                                      6,024          6,779
   Shares issued for dividends reinvested                           4,176          1,690
   Shares redeemed                                                 (6,644)        (8,156)
                                                                ------------------------
      Increase in shares outstanding                                3,556            313
                                                                ========================


See accompanying notes to financial statements.








USAA AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 1999
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the USAA Aggressive Growth Fund (the Fund). The Fund's investment objective is appreciation of capital. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in equity securities of companies that have the prospect of rapidly growing earnings.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 1999.

(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 1999 were $88.4 million and $115.4 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1999 was $388.5 million and $40.0 million, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed as a percentage of its annual average net assets, which on an annual basis is equal to .50% of the first $200 million, .40% of that portion over $200 million but not over $300 million, and .33% of the portion over $300 million.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) YEAR 2000
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.



(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                                    Six-month                                                           Ten-month
                                  Period Ended                                                         Period Ended
                                   January 31,                     Year Ended July 31,                    July 31,
-------------------------------------------------------------------------------------------------------------------
                                      1999         1998           1997           1996         1995          1994
-------------------------------------------------------------------------------------------------------------------
Net asset value at
   beginning of period             $  31.62      $  32.82      $   27.88      $  24.49      $  17.74      $  20.40
Net investment loss                    (.08)(a)      (.12)(a)       (.14)(a)      (.12)(a)      (.05)(a)      (.02)(a)
Net realized and
   unrealized gain (loss)              6.48          1.26           5.65          5.12          8.35         (1.37)
Distributions from net
   investment income                    -             -              -             -             -            (.02)
Distributions of realized
   capital gains                      (3.99)        (2.34)          (.57)        (1.61)        (1.55)        (1.25)
                                   -------------------------------------------------------------------------------
Net asset value at
   end of period                   $  34.03      $  31.62       $  32.82      $  27.88      $  24.49      $  17.74
                                   ===============================================================================
Total return (%) *                    27.42          3.91          20.00         21.16         49.98         (7.31)
Net assets at
   end of period (000)             $913,592      $736,450       $753,984      $607,437      $363,390      $248,953
Ratio of expenses to
   average net assets (%)               .77(b)        .71            .74           .74           .86           .83(b)
Ratio of net investment
   loss to average
   net assets (%)                      (.60)(b)      (.38)          (.47)         (.42)         (.28)         (.10)(b)
Portfolio turnover (%)                12.50         83.32          57.15         43.75        138.32         98.99

  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Calculated using weighted average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.




DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Service Mark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777